UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):     April 27, 2006
TRIPATH IMAGING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22885	56-1995728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
780 Plantation Drive
Burlington, North Carolina                    27215
(Address of Principal Executive Offices) (Zip Code)
(336) 222-9707
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
     On April 27, 2006, TriPath Imaging, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2006. Pursuant to Item 2.02, a copy of the press release is hereby furnished to the Commission as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01.      Financial Statements and Exhibits.
     (c)      Exhibits.
99.1	Press release of TriPath Imaging, Inc. dated April 27, 2006 reporting TriPath Imaging, Inc.’s financial results for the quarter ended March 31, 2006, furnished pursuant to Item 2.02.

99.2	Reconciliation of GAAP to Non-GAAP financial measures for the quarter ended March 31, 2006 and fiscal 2006 guidance, furnished.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.

Dated: April 27, 2006	By:	/s/ Stephen P. Hall

Stephen P. Hall Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of TriPath Imaging, Inc. dated April 27, 2006 reporting TriPath Imaging’s financial results for the quarter ended March 31, 2006.

99.2	Reconciliation of GAAP to Non-GAAP financial measures for the quarter ended March 31, 2006 and fiscal 2006 guidance, furnished.

4